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[FRONT COVER CONTAINS GRAPHIC DISPLAYING NAVIGATIONAL GEAR:
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                               COLONIAL STRATEGIC
                                  BALANCED FUND

                              ---------------------

                                SEMIANNUAL REPORT
                                 APRIL 30, 1997

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 NOT FDIC-       MAY LOSE VALUE
 INSURED         NO BANK GUARANTEE
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                   COLONIAL STRATEGIC BALANCED FUND HIGHLIGHTS
                        NOVEMBER 1, 1996 - APRIL 30, 1997

Investment Objective: Colonial Strategic Balanced Fund seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.

The Fund is Designed to Offer:

    o   Growth and income potential from a strategic blend of markets

    o   Favorable stock and bond opportunities worldwide

    o   Broad diversification to help reduce risk

    o   Expert management by stock and bond specialists

Portfolio Manager Commentary: "We made moves to protect shareholders from the volatility in the stock and bond markets, and managed to provide a positive
total return for the Fund."                --Carl Ericson and James Haynie

                  Colonial Strategic Balanced Fund Performance

--------------------------------------------------------------------------------
                                              Class A      Class B     Class D*
--------------------------------------------------------------------------------
Inception date                                9/19/94      9/19/94     9/19/94
--------------------------------------------------------------------------------
Six-month distributions declared               $0.436       $0.408      $0.409
per share
--------------------------------------------------------------------------------
Six-month total returns, assuming               4.01%        3.79%       3.79%
reinvestment  of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 4/30/97          $12.99        $12.97     $12.99
--------------------------------------------------------------------------------

Top Five Holdings - Equity**
(as of 4/30/97)
----------------------------------
1. Safeway, Inc. ........... 0.69%
2. USX-Marathon Group ...... 0.69%
3. Bristol-Myers Squibb .... 0.65%
4. Delta Airlines, Inc. .... 0.64%
5. Philips Ord. ............ 0.64%

Top Five Countries - Gov't Bonds**
(as of 4/30/97)
----------------------------------
1. United States ........... 8.96%
2. Australia ............... 2.02%
3. United Kingdom .......... 1.54%
4. Spain ................... 1.30%
5. Mexico .................. 1.18%

* On July 1, 1997, Class D shares will convert to Class C shares. If you own Class D shares, you will receive a detailed letter explaining how this conversion affects your account.

** Holding and country breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

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                                        2
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                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present Colonial Strategic Balanced Fund's semiannual report for the six months ended April 30, 1997.

[PHOTO]

During this period, the U.S. economy continued to lead foreign markets in what has been a long cycle of strong growth. The U.S. stock market outperformed foreign markets for the 12th straight quarter -- the longest period in history. Interest rates fluctuated, culminating in the Federal Reserve Board raising rates in late March as a preemptive strike against inflation. The move triggered the first slide in stock prices since the summer of 1996.

Within this environment, the Fund's managers provided a total return of 4.01%, which was in line with their general goal of targeting performance between the bond market average and the stock market average. Although this Fund is not designed to match the performance of a fund more narrowly invested in a specific market, its exposure to multiple fixed income and equity sectors -- both domestic and foreign -- provides multiple diversification benefits. The following pages will further detail the Fund's performance and investment strategy over the past six months.

Looking forward, we are optimistic about both the U.S. and foreign markets. We expect the Federal Reserve Board to raise interest rates at least one more time in 1997 and, until then, volatility should continue in the markets. In the second half of 1997, we believe U.S. economic growth will slow, and foreign markets could outperform the U.S. We also expect additional opportunity in the small-cap stocks, as their values catch up to large caps.

This outlook supports the philosophy of the Colonial Strategic Balanced Fund -- exposure to several stock and bond markets, so that shareholders are positioned to capture positive performance and avoid portfolio pitfalls no matter how the markets swing. The Fund's dual objectives of current income and long-term growth consistent with prudent risk have provided steady performance for shareholders. We look forward to updating you on the Fund's performance six months from now, in the Fund's annual report.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
June 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

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                                        3

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                           PORTFOLIO MANAGEMENT REPORT

Carl Ericson and James Haynie are portfolio co-managers of Colonial Strategic Balanced Fund. Mr. Ericson, who manages the fixed-income portion of the portfolio, is a Senior Vice President and Director of Colonial Management Associates, Inc. and Manager of the Taxable Fixed Income Department. Mr. Haynie, who manages the equity portion, is a Vice President of Colonial Management Associates, Inc.

Managing Volatility, Maintaining a Diversified Course

The end of 1996 brought no end to the U.S. economy's continued long cycle of growth and a rising stock market that was overvalued by many measures. This caused us to take a more cautious stance heading into the new year.

Seeing the continuing strength of the economy and anticipating the Federal Reserve Board raising interest rates in March, we shortened the average maturity of bonds held to help reduce the Fund's risk. Indeed, interest rates were increased in March, although the bond market's reaction was subdued and rates did not rise excessively.

Given the market's apparent overvaluation, we believed a stock market correction was imminent. Therefore, the cash portion of the overall portfolio was increased to reduce the Fund's volatility. The market did head down in February. However, it was not a drastic correction, and the Fund's extra cash cushion ultimately hampered performance. We are now bringing the cash percentage down to a more manageable level by purchasing additional stocks and bonds as we find value in the marketplace.

The Fund's stock performance was also affected by the market's strong bias toward large-cap blue chip stocks, which led mid caps by as much as 13%. When one sector runs far ahead of the pack in performance, as large-cap stocks did this past six months, the Fund's diversification inherently prevents it from fully participating in that sector's upswing.

The Colonial Strategic Balanced Fund is designed to maintain meaningful investments in six stock and bond sectors in order to increase the potential of capturing positive returns and reducing risk to the portfolio. The Fund's exposure to multiple fixed income and equity sectors, both domestic and foreign, provides multiple diversification benefits.

The Fund's diversification strategy helps avoid the pitfalls when a market shifts from one sector to another. We seek solid, steady returns without subjecting shareholders to high levels of fluctuation in share price.

Performance in Line with Benchmarks

Given the portfolio's diversification, and despite the heavy cash weighting, the Fund's performance was on track. As a balanced fund, we would expect for performance that falls between the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. The Fund's Class A shares returned

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                                        4

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4.01% for the six months ended April 30, outperforming the Lehman Bond Index return of 1.30% and underperforming the S&P 500 Index return of 14.71%.

Heavy Weighting in High-Yield Bonds Paid Off

Although the Fund maintains significant exposure to all six markets in which it invests, we do adjust the diversification within defined ranges to pursue value and capitalize on opportunities. Within the bond portion of the portfolio, the largest allocation was to high-yield corporate bonds, which benefited from the strong economy.

An example was Santa Fe Industries, a high-yield bond issue in the energy sector which increased in value from mid-year 1996 through early 1997. Then, when the issue's yield dropped closer to that of investment-grade bonds, we felt shareholders weren't being rewarded for the added potential risk of a high-yield bond. Add to that our anticipation of a rate hike, and we chose to sell the bonds and take the profit.

In addition to the energy industry, we found value in manufacturing, steel and transportation. We also increased our weighting in foreign bonds. While the U.S. led foreign markets in general, there were periods when bonds from Spain, Finland and Denmark outperformed the U.S.

Pockets of Value Found Across the Stock Spectrum

Within the stock portion of the Fund, we found areas of value in each of the markets. Overseas, the opportunities included Europe and Scandinavian countries. In the U.S., the motto was "the bigger the better," and pharmaceutical companies and banks did well.

Strategically Positioned for a Bright Future

Looking ahead, we expect the Federal Reserve Board to raise interest rates at least once more in the coming months. Until then, the volatility in the U.S. Treasury market will continue. With Treasury rates at 7%, we don't believe investors are paid enough to take that level of risk. Therefore, we will continue to underweight the U.S. government bond sector, at least until the U.S. economy slows as we believe it will in the second half of the year.

With that slowing growth, foreign markets could outperform the U.S. and our extra weightings in foreign stocks and bonds stand to benefit investors. We also believe that the value discrepancy between small stocks and large stocks will decrease, so we will be quick to buy any small stock opportunities we find.

These expected shifts in the markets only underscore our strategy of diversifying across six markets. In doing so, we feel the Fund and its shareholders are well positioned for the future.

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                                        5

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         Colonial Strategic Balanced Fund's Investment Performance vs.
                    The Standard & Poor's 500 Index and the
                Lehman Brothers Government/Corporate Bond Index
               Change in Value of $10,000 from 9/30/94 - 4/30/97

                      Class A Shares based on NAV and MOP

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns*
Inception 9/19/94    NAV     MOP
-----------------------------------
1 year                8.98%   3.80%
-----------------------------------
Since inception      14.36   12.18

  DATE               NAV              MOP              LEHMAN          S&P 500
Sep 30, 94         10,000            9,525             10,000           10,000
Oct 31, 94         10,030.36         9,553.922          9,989           10,224
Nov 30, 94          9,716.6          9,255.062          9,971            9,852
Dec 31, 94          9,800.595        9,335.066         10,037            9,998
Jan 31, 95          9,780.198        9,315.639         10,230           10,257
Feb 28, 95         10,126.94         9,645.912         10,467           10,657
Mar 31, 95         10,395.87         9,902.062         10,537           10,971
Apr 30, 95         10,611.38        10,107.34          10,684           11,294
May 31, 95         10,898.73        10,381.04          11,132           11,744
Jun 30, 95         11,252.88        10,718.37          11,221           12,017
Jul 31, 95         11,821.73        11,260.2           11,177           12,415
Aug 31, 95         11,935.5         11,368.56          11,320           12,446
Sep 30, 95         12,194.07        11,614.85          11,435           12,971
Oct 31, 95         12,183.61        11,604.89          11,603           12,924
Nov 30, 95         12,455.52        11,863.88          11,794           13,491
Dec 31, 95         12,485.76        11,892.69          11,968           13,751
Jan 31, 96         12,707.4         12,103.8           12,043           14,219
Feb 29, 96         13,013.48        12,395.34          11,787           14,351
Mar 31, 96         13,048.35        12,428.55          11,688           14,489
Apr 30, 96         13,377.75        12,742.3           11,608           14,702
May 31, 96         13,558.38        12,914.36          11,588           15,081
Jun 30, 96         13,276.4         12,645.77          11,743           15,138
Jul 31, 96         13,051.55        12,431.61          11,770           14,470
Aug 3l, 96         13,287.1         12,655.97          11,742           14,776
Sep 30, 96         13,810.54        13,154.54          11,950           15,607
Oct 31, 96         13,918.36        13,257.23          12,229           16,037
Nov 30, 96         14,489.75        13,801.49          12,454           17,248
Dec 31, 96         14,443.17        13,757.12          12,316           16,906
Jan 31, 97         14,631.32        13,936.33          12,330           17,962
Feb 28, 97         14,642.39        13,946.88          12,356           18,103
Mar 31, 97         14,219.61        13,544.18          12,209           17,361
Apr 30, 97         14,475.92        13,788.31          12,388           18,396

                  Class B Shares based on NAV and Maximum CDSC

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns*
Inception 9/19/94     NAV    w/CDSC
-----------------------------------
1 year                8.52%  3.52%
-----------------------------------
Since inception       13.87  12.89

                     NAV            w/CDSC             LEHMAN           S&P 500
Sep 30, 94         10,000           10,000             10,000           10,000
Oct 31, 94         10,030.4         10,030.4            9,989           10,224
Nov 30, 94          9,716.313        9,716.313          9,971            9,852
Dec 31, 94          9,791.902        9,791.902         10,037            9,998
Jan 31, 95          9,771.503        9,771.503         10,230           10,257
Feb 28, 95         10,118.3         10,118.3           10,467           10,657
Mar 31, 95         10,376.09        10,376.09          10,537           10,971
Apr 30, 95         10,601.66        10,601.66          10,684           11,294
May 31, 95         10,878.49        10,878.49          11,132           11,744
Jun 30, 95         11,220.61        11,220.61          11,221           12,017
Jul 31, 95         11,798.68        11,798.68          11,177           12,415
Aug 31, 95         11,901.9         11,901.9           11,320           12,446
Sep 30, 95         12,147.06        12,147.06          11,435           12,971
Oct 31, 95         12,136.64        12,136.64          11,603           12,924
Nov 30, 95         12,407.73        12,407.73          11,794           13,491
Dec 31, 95         12,424.84        12,424.84          11,968           13,751
Jan 31, 96         12,645.59        12,645.59          12,043           14,219
Feb 29, 96         12,939.92        12,939.92          11,787           14,351
Mar 31, 96         12,974.41        12,974.41          11,688           14,489
Apr 30, 96         13,291.64        13,291.64          11,608           14,702
May 31, 96         13,471.4         13,471.4           11,588           15,081
Jun 30, 96         13,186.92        13,186.92          11,743           15,138
Jul 31, 96         12,952.77        12,952.77          11,770           14,470
Aug 31, 96         13,186.92        13,186.92          11,742           14,776
Sep 30, 96         13,703.85        13,703.85          11,950           15,607
Oct 31, 96         13,800.2         13,800.2           12,229           16,037
Nov 30, 96         14,367.63        14,367.63          12,454           17,248
Dec 31, 96         14,306.29        14,306.29          12,316           16,906
Jan 31, 97         14,492.94        14,492.94          12,330           17,962
Feb 28, 97         14,503.92        14,503.92          12,356           18,103
Mar 31, 97         14,080.45        14,080.45          12,209           17,361
Apr 30, 97         14,323.41        14,023.41          12,388           18,396

                   Class D Shares based on NAV and MOP w/CDSC

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns*
Inception 9/19/94     NAV     MOP w/CDSC
----------------------------------------
1 year                 8.53%   6.44%
----------------------------------------
Since inception       13.84   13.39

                                      MOP
                     NAV            w/CDSC             LEHMAN           S&P 500
Sep 30, 94         10,000            9,900             10,000           10,000
Oct 31, 94         10,030.4          9,930.092          9,989           10,224
Nov 30, 94          9,716.313        9,619.149          9,971            9,852
Dec 3l, 94          9,798.918        9,700.929         10,037            9,998
Jan 31, 95          9,768.328        9,670.645         10,230           10,257
Feb 28, 95         10,115.01        10,013.86          10,467           10,657
Mar 31, 95         10,372.3         10,268.58          10,537           10,971
Apr 30, 95         10,597.79        10,491.81          10,684           11,294
May 31, 95         10,874.52        10,765.77          11,132           11,744
Jun 30, 95         11,226.11        11,113.85          11,221           12,017
Jul 31, 95         11,793.61        11,675.67          11,177           12,415
Aug 31, 95         11,896.79        11,777.82          11,320           12,446
Sep 30, 95         12,151.65        12,030.13          11,435           12,971
Oct 31, 95         12,141.23        12,019.81          11,603           12,924
Nov 30, 95         12,401.77        12,277.75          11,794           13,491
Dec 31, 95         12,428.56        12,304.28          11,968           13,751
Jan 31, 96         12,649.19        12,522.69          12,043           14,219
Feb 29, 96         12,943.35        12,813.92          11,787           14,351
Mar 31, 96         12,965.31        12,835.66          11,688           14,489
Apr 30, 96         13,292.88        13,159.95          11,608           14,702
May 31, 96         13,461.95        13,327.33          11,588           15,081
Jun 30, 96         13,179.45        13,047.65          11,743           15,138
Jul 31, 96         12,956.25        12,826.68          11,770           14,470
Aug 31, 96         13,179.45        13,047.65          11,742           14,776
Sep 30, 96         13,705.59        13,568.54          11,950           15,607
Oct 31, 96         13,801.81        13,663.79          12,229           16,037
Nov 30, 96         14,357.73        14,214.15          12,454           17,248
Dec 31, 96         14,307.28        14,164.21          12,316           16,906
Jan 31, 97         14,493.66        14,348.72          12,330           17,962
Feb 28, 97         14,493.66        14,348.72          12,356           18,103
Mar 31, 97         14,071.13        13,930.42          12,209           17,361
Apr 30, 97         14,324.77        14,181.52          12,388           18,396

*Average annual total returns are as of 3/31/97, the most recent quarter end.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. The Lehman Brothers
Government/Corporate Bond Index is an unmanaged index that tracks the performance of U.S. Government and U.S. Corporate bonds. Unlike mutual funds, indexes do not incur fees or charges, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum sales charges of 4.75% for Class A, and 1% for Class D. The CDSC returns reflect charges of: 5% for one year and 3% since inception for Class B and 1% for one year for Class D shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

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                                       6

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)
--------------------------------------------------------------------------
COMMON STOCKS - 50.6%                          COUNTRY   SHARES     VALUE
==========================================================================
  AGRICULTURE, FORESTRY & FISHING  - 0.1%
  Forestry
  Deltic Timber Corp.                                         2   $    51
                                                                 ---------
  ------------------------------------------------------------------------
  CONSTRUCTION - 0.5%
  Building Construction - 0.4%
  Continental Homes Holding Corp.                             7       111
  Pulte Corp.                                                11       311
                                                                 ---------
                                                                      422
                                                                 ---------
  Heavy Construction - Non Building Construction - 0.1%
  Yondenko Corp.                                    Ja        9        62
                                                                 ---------
  ------------------------------------------------------------------------
  FINANCE, INSURANCE & REAL ESTATE - 8.2%
  Depository Institutions - 4.4%
  BankAmerica Corp.                                           4       409
  Bank of Boston Corp.                                        3       247
  Bank of Montreal                                  Ca        4       145
  Bank of New York Co., Inc.                                  7       292
  Citicorp                                                    5       541
  Comerica, Inc.                                              1        70
  Corporacion Bancaria de Espana SA                 Sp        5       223
  Firstar Corp.                                              14       413
  Greenpoint Financial Corp.                                  9       482
  HSBC Holdings PLC                                 HK        6       142
  J.P. Morgan & Co., Inc.                                     4       407
  Kredietbank NV                                    Be      (a)        78
  Lloyds Bank PLC                                   UK       19       173
  National Westminster Bank PLC                     UK        9       101
  Norwest Corp.                                               4       184
  ONBANCorp., Inc.                                           10       489
                                                                 ---------
                                                                    4,396
                                                                 ---------

  Insurance Carriers - 2.5%
  Allstate Corp.                                              3       182
  American Bankers Insurance Group, Inc.                      3       159
  Cigna Corp.                                                 4       571
  Fremont General Corp.                                       4       121
  Life Re Corp.                                               3       120
  Loews Corp.                                                 5       423
  Maxicare Health Plans, Inc. (b)                             4        93
  Pacificare Health Systems, Inc. (b)                         1       104

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES     VALUE
==========================================================================
  FINANCE, INSURANCE & REAL ESTATE - CONT.
  Insurance Carriers - Cont.
  Progressive Corp.                                           6   $   472
  Protective Life Corp. (b)                                   3       142
  US Facilities Corp.                                         8       146
                                                                 ---------
                                                                    2,533
                                                                 ---------
  Investment Companies - 0.0%
  First Australia Fund, Inc.                        Au        3        21
  First Philippine Fund, Inc.                       Ph        2        27
                                                                 ---------
                                                                       48
                                                                 ---------
  Nondepository Credit Institutions - 0.7%
  Aplus Co., Ltd.                                   Ja       42        68
  Green Tree Financial Corp.                                 10       296
  The Money Store, Inc.                                      13       289
                                                                 ---------
                                                                      653
                                                                 ---------
  Security Brokers & Dealers - 0.6%
  Alex Brown, Inc.                                            3       222
  Paine Webber Group, Inc.                                   10       340
                                                                 ---------
                                                                      562
                                                                 ---------
  ------------------------------------------------------------------------
  MANUFACTURING - 24.7%
  Apparel - 0.2%
  Nautica Enterprises, Inc. (b)                               8       186
                                                                 ---------
  Chemicals & Allied Products - 4.6%
  American Home Products Corp.                                7       464
  BASF AG                                            G        6       232
  Bayer AG                                           G       10       398
  Bristol-Myers Squibb Co.                                   10       655
  DSM NV                                            Ne        1        70
  E.I. DuPont de Nemours & Co.                                1       149
  Eli Lilly & Co.                                             7       571
  International Specialty Products, Inc. (b)                 35       455
  Johnson & Johnson                                           7       439
  Merck & Co., Inc.                                           5       407
  Merck KGAA                                         G        4       161
  NCH Corp.                                                   3       189
  Norsk Hydro A.S.                                  No        2        73
  Union Carbide Corp.                                         8       379
                                                                 ---------
                                                                    4,642
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------

  Electronic & Electrical Equipment - 2.3%
  Aspect Telecommunications Corp. (b)                         8   $   142
  Comverse Technology, Inc. (b)                               4       165
  HADCO Corp. (b)                                             7       299
  Harman International Industries, Inc.                       2        84
  Haw Par Brothers International Ltd.               Si       20        44
  Hitachi Maxwell                                   Ja       10       210
  International Rectifier Corp. (b)                           8        90
  Komag, Inc. (b)                                             6       169
  Motorola, Inc.                                              2       126
  Park Electrochemical Corp.                                  4        79
  Philips Electronics NV                            Ne       12       637
  Sanmina Corp. (b)                                 Fr        5       240
                                                                 ---------
                                                                    2,285
                                                                 ---------

  Fabricated Metal - 0.8%
  Buderus AG                                         G      (a)        94
  Bunka Shutter Co. Ltd.                            Ja       20       103
  GFI Industries SA                                 Fr        1       206
  Oriental Holdings Bhd                             Ma        7        53
  SCHMALBACH LUBECA AG                               G        2       329
                                                                 ---------
                                                                      785
                                                                 ---------

  Food & Kindred Products - 2.4%
  Archer Daniels Midland Co.                                 14       253
  Hudson Foods, Inc.                                          9       133
  IBP, Inc.                                                   7       166
  Nestle Ag (Reg)                                   Sz      (a)       425
  PepsiCo, Inc.                                               4       139
  Philip Morris Co., Inc.                                    13       496
  Sara Lee Corp.                                             14       567
  Smithfield Foods, Inc. (b)                                  2       111
  Superfos AS                                       De        5       113
                                                                 ---------
                                                                    2,403
                                                                 ---------

  Furniture & Fixtures - 0.3%
  Hillenbrand Industries, Inc.                                7       301
                                                                 ---------

  Leather - 0.3%
  Wolverine World Wide, Inc.                                  8       317
                                                                 ---------

  Lumber & Wood Products - 0.1%
  Oakwood Homes Corp.                                         5       105
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES     VALUE
==========================================================================
  MANUFACTURING - CONT.
  Machinery & Computer Equipment - 3.8%
  Amatsuji Steel Ball Manufacturing                 Ja       14   $   134
  Applied Materials, Inc. (b)                                 5       274
  Brunswick Corp.                                             4        99
  Caterpillar, Inc.                                           3       223
  Deere & Co.                                                 3       124
  EMC Corp. (b)                                               7       240
  Fujitsu Ltd.                                      Ja        4        42
  Gateway 2000, Inc. (b)                                      5       274
  Hewlett-Packard Co.                                         8       399
  Hitachi Ltd.                                      Ja       14       127
  International Business Machines Corp.                       3       547
  Lam Research Corp. (b)                                      3        72
  S3, Inc. (b)                                                5        48
  Seagate Technology, Inc. (b)                               14       624
  Sun Microsystems, Inc. (b)                                 16       473
  Swedish Match AB, ADR                             Sw        1        16
  Toro Co.                                                    3       105
                                                                 ---------
                                                                    3,821
                                                                 ---------
  Measuring & Analyzing Instruments - 1.2%
  Bio-Rad Laboratories, Inc.,
   Class A (b)                                                6       150
  Credence Systems Corp. (b)                                 12       191
  Esterline Technologies Corp. (b)                            6       155
  Fuji Photo Film Co., Ltd.                         Ja        5       191
  Medtronic, Inc.                                             8       533
                                                                 ---------
                                                                    1,220
                                                                 ---------
  Miscellaneous Manufacturing - 0.4%
  Callaway Golf Co.                                          12       370
                                                                 ---------
  Paper Products - 1.1%
  ACX Technologies, Inc. (b)                                  8       153
  Longview Fibre Co.                                         10       161
  Paragon Trade Brands, Inc. (b)                             12       189
  Potlatch Corp.                                             10       398
  Saint Louis Bouchon                               Fr      (a)        71
  SCA Laakirchen AG                                 Au      (a)       171
                                                                 ---------
                                                                    1,143
                                                                 ---------
  Petroleum Refining - 2.7%
  Amerada Hess Corp.                                          8       370
  British Petroleum Co., PLC                        UK        3       358

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------

  Exxon Corp.                                                 6   $   340
  Kerr-McGee Corp.                                            7       392
  Lyondell Petrochemical Co.                                  9       180
  Murphy Oil Corp.                                            7       304
  Phillips Petroleum Co.                                      3        98
  USX-Marathon Group                                         25       691
                                                                 ---------
                                                                    2,733
                                                                 ---------
  Primary Metal - 0.8%
  Acerinox SA                                       Sp        3       439
  Alcan Aluminum Ltd.                                         5       152
  British Steel PLC                                 UK       29        66
  Texas Industries, Inc.                                      4        97
                                                                 ---------
                                                                      754
                                                                 ---------

  Primary Smelting - 0.4%
  Phelps Dodge Corp.                                          5       399
                                                                 ---------

  Printing & Publishing - 0.4%
  Gannett Co., Inc.                                           5       436
                                                                 ---------

  Rubber & Plastic - 0.5%
  Continental AG                                     G        8       165
  Nike, Inc., Class B                                         6       337
                                                                 ---------
                                                                      502
                                                                 ---------

  Stone, Clay, Glass & Concrete - 0.3%
  Global Industrial Technologies, Inc. (b)                    8       146
  Owens Corning Fiberglass Corp. (b)                          3       121
  Vitro S.A.                                        Mx       12        32
                                                                 ---------
                                                                      299
                                                                 ---------

  Tobacco Products - 0.5%
  B.A.T. Industries PLC                             UK       54       457
                                                                 ---------

  Transportation Equipment - 1.6%
  Alvis PLC                                         UK       30        69
  Arvin Industries, Inc.                                     17       429
  Borg-Warner Automotive, Inc.                               10       403
  Coachmen Industries, Inc.                                  11       182
  Ford Motor Co.                                              6       208
  Honda Motor Co. Ltd.                              Ja        2        62
  Strattec Security Corp. (b)                               (a)         8
  Varlen Corp.                                                4        75
  Volvo AB ADR                                      Sw        5       126
                                                                 ---------
                                                                    1,562
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES     VALUE
==========================================================================
  MINING & ENERGY - 0.9%
  Crude Petroleum & Natural Gas - 0.5%
  Burlington Resources, Inc.                                  8   $   352
  Occidental Petroleum Corp.                                  9       188
                                                                 ---------
                                                                      540
                                                                 ---------
  Metal Mining - 0.3%
  Cleveland-Cliffs, Inc.                                      6       267
                                                                 ---------
  Nonmetallic, Except Fuels - 0.1%
  Potash Corp. of Saskatchewan, Inc.                Ca        1        93
                                                                 ---------
  ------------------------------------------------------------------------
  RETAIL TRADE - 4.5%
  Apparel & Accessory Stores - 0.3%
  Ross Stores, Inc.                                          10       281
                                                                 ---------
  Auto Dealers & Gas Stations - 0.0%
  Aichi Toyota Motor                                Ja        4        47
                                                                 ---------
  Food Stores - 1.9%
  American Stores Co.                                        13       569
  General Nutrition Companies, Inc. (b)                      14       301
  Giant Food, Inc.                                           12       377
  Safeway, Inc. (b)                                          16       696
                                                                 ---------
                                                                    1,943
                                                                 ---------
  General Merchandise Stores - 1.8%
  Daiwa Co.                                         Ja       47       213
  Dollar General Corp.                                       13       400
  Federated Department Stores, Inc. (b)                       6       201
  Jardine Strategic Holdings Ltd.                   Si       22        75
  Meyer (Fred), Inc. (b)                                     11       452
  Sears, Roebuck & Co.                                        7       336
  Waban, Inc. (b)                                             6       155
                                                                 ---------
                                                                    1,832
                                                                 ---------
  Home Furnishings & Equipment - 0.3%
  Circuit City Stores, Inc.                                   4       162
  CompUSA, Inc. (b)                                           8       154
                                                                 ---------
                                                                      316
                                                                 ---------
  Miscellaneous Retail - 0.2%
  Blair Corp.                                                 2        23
  Imasco Ltd.                                       Ca        7       191
                                                                 ---------
                                                                      214
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
  SERVICES - 3.5%
  Business Services - 0.5%
  Logicon, Inc.                                               8   $   318
  Norrell Corp.                                               7       185
                                                                 ---------
                                                                      503
                                                                 ---------
  Computer Related Services - 1.1%
  Cadence Design Systems, Inc. (b)                           18       573
  Computer Associates International, Inc.                     3       175
  HBO & Co.                                                   7       364
                                                                 ---------
                                                                    1,112
                                                                 ---------
  Computer Software - 0.4%
  McAfee Associates, Inc. (b)                                 5       279
  Oracle Systems Corp. (b)                                    4       159
                                                                 ---------
                                                                      438
                                                                 ---------
  Engineering, Accounting, Research & Management - 0.1%
  International-Muller NV                           Ne        3        99
                                                                 ---------
  Health Services - 1.0%
  Lincare Holdings, Inc. (b)                                  9       353
  Rotech Medical Corp. (b)                                   12       189
  Tenet Healthcare Corp. (b)                                 18       471
                                                                 ---------
                                                                    1,013
                                                                 ---------
  Hotels, Camps & Lodging - 0.4%
  Hospitality Franchise Systems, Inc. (b)                     6       355
                                                                 ---------
  ------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES - 6.8%
  Air Transportation - 1.1%
  British Airways PLC                               UK        1       115
  Comair Holdings, Inc.                                       9       190
  Delta Air Lines, Inc.                                       7       645
  Lufthansa AG                                       G        5        70
  Mesa Airlines, Inc. (b)                                     8        44
                                                                 ---------
                                                                    1,064
                                                                 ---------
  Communications - 1.2%
  Southwestern Bell Corp.                                     2       128
  Telecom Italia S.p.A                              It      150       397
  Telefonica de Espana                              Sp       18       461
  Telefonos de Mexico SA                            Mx        1        45
  WorldCom, Inc.                                              7       168
  360 Communications Co. (b)                                  1        13
                                                                 ---------
                                                                    1,212
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY   SHARES     VALUE
==========================================================================
  TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES - CONT.
  Electric, Gas & Sanitary Services - 0.3%
  USA Waste Services, Inc. (b)                               10   $   328
                                                                 ---------
  Electric Services - 2.4%
  Allegheny Power System, Inc.                                4        92
  American Electric Power Co., Inc.                          14       547
  Central Hudson Gas & Electric Corp.                        10       307
  Duke Power Co.                                              2        88
  FPL Group, Inc.                                            13       558
  Public Service Enterprise Group, Inc.                      16       386
  Unicom Corp.                                               10       217
  Union Electric Co.                                          5       178
                                                                 ---------
                                                                    2,373
                                                                 ---------
  Gas Services - 0.9%
  Consolidated Natural Gas Co.                                4       201
  MCN Corp., 8.750%, PRIDES                                  10       286
  NICOR, Inc.                                                 3        95
  Pacific Enterprises                                        11       337
                                                                 ---------
                                                                      919
                                                                 ---------
  Railroad - 0.4%
  Canadian Pacific Ltd.                                      15       366
                                                                 ---------
  Sanitary Services - 0.1%
  Yorkshire Water PLC                               UK       14        84
                                                                 ---------
  Water Transportation - 0.4%
  DFDS AS                                           De      (a)        74
  Koninklijke Nedlloyd Groep NV (b)                 Ne       17       379
                                                                 ---------
                                                                      453
                                                                 ---------
  ------------------------------------------------------------------------
  WHOLESALE TRADE - 1.4%
  Durable Goods - 1.3%
  Arrow Electronics, Inc. (b)                                 2       111
  Beers NV                                          Ne        3        81
  Commercial Metals Co.                                      12       344
  Hughes Supply, Inc.                                         4       133
  Patterson Dental Co. (b)                                   11       382
  Shelter Components Corp.                                    2        22
  Software Spectrum, Inc. (b)                                 4        48
  Wyle Electronics Co.                                        7       237
                                                                 ---------
                                                                    1,358
                                                                 ---------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------

  Nondurable Goods - 0.1%
  Dalgety PLC                                       UK       11   $    53
                                                                 ---------

TOTAL COMMON STOCKS (cost of $40,838)                              50,710
                                                                 ---------

PREFERRED STOCKS - 0.5%
==========================================================================
  TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES - 0.5%
  Communications
  Cablevision Systems Corp.,
   11.125%, PIK, Series L                                     1       122
  Time Warner, 10.250%, Series M                            (a)       331
                                                                 ---------

TOTAL PREFERRED STOCKS (cost of $465)                                 453
                                                                 ---------

RIGHTS - 0.0%
==========================================================================
  PUBLIC ADMINISTRATION - 0.0%
  General Government
  Mexican Government Rights W/ Series A&B                   300       (a)
  Venezuela Government Rights W/ Series A&B                   2       (a)
                                                                 ---------

TOTAL RIGHTS (cost of $0)                                             (a)
                                                                 ---------

BONDS & NOTES - 31.8%                                     PAR
==========================================================================
CORPORATE FIXED-INCOME BONDS & NOTES - 12.1%
==========================================================================
  MANUFACTURING - 5.0%
  Chemicals & Allied Products - 0.6%
  Agricultural Minerals Co., L.P.,
                              10.750%    09/30/03     $   100         105
  Revlon Consumer Products Corp.,
                              10.500%    02/15/03         250         261
  Revlon Worldwide Corp.,
                              (c)        03/15/98         250         236
                                                                ----------
                                                                      602
                                                                ----------
  Electronic & Electrical Equipment - 0.7%
  Amphenol Corp.,
                              12.750%    12/15/02         100         108
  K&F Industries, Inc.,
                              10.375%    09/01/04         300         314
  Unisys Corp., Senior Notes,
                              11.750%    10/15/04         250         262
                                                                ----------
                                                                      684
                                                                ----------
  Fabricated Metal - 0.5%
  Euramax International, PLC,
                              11.250%    10/01/06 (d)     250         261

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.              PAR       VALUE
==========================================================================
  MANUFACTURING - CONT.
  Fabricated Metal - cont.
  Renco Metals, Inc.,
                              11.500%    07/01/03     $   250    $    260
                                                                ----------
                                                                      521
                                                                ----------

  Food & Kindred Products - 0.4%
  FoodBrands America, Inc.,
                              10.750%    05/15/06         200         230
  Van De Kamps, Inc.,
                              12.000%    09/15/05         150         163
                                                                ----------
                                                                      393
                                                                ----------

  Lumber & Wood Products - 0.1%
  Triangle Pacific Corp.,
                              10.500%    08/01/03         100         106
                                                                ----------

  Machinery & Computer Equipment - 0.5%
  IMO Industries,
                              11.750%    05/01/06         250         249
  Shop Vac Corp.,
                              10.625%    09/01/03         250         264
                                                                ----------
                                                                      513
                                                                ----------

  Measuring & Analyzing Instruments - 0.2%
  Intertek Finance, PLC,
                              10.250%    11/01/06 (e)     250         256
                                                                ----------

  Miscellaneous Manufacturing - 0.4%
  American Standard Co.,
    stepped coupon, (10.500% 06/01/98)
                              (f)        06/01/05         250         241
  Coleman Holdings Co.,
                              (c)        05/27/98         150         134
                                                                ----------
                                                                      375
                                                                ----------

  Paper Products - 0.4%
  Florida Coast Paper,
                              12.750%    06/01/03         200         194
  Stone Container Corp.,
                              10.750%    10/01/02         250         252
                                                                ----------
                                                                      446
                                                                ----------

  Primary Metal - 0.8%
  Algoma Steel, Inc.,
                              12.375%    07/15/05         250         276

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------

  Kaiser Aluminum & Chemicals,
                              10.875%    10/15/06     $   300    $    315
  U.S. Can Corp.,
                              10.125%    10/15/06         200         209
                                                                ----------
                                                                      800
                                                                ----------
  Stone, Clay, Glass & Concrete - 0.1%
  Owens-Illinois, Inc.,
                              10.500%    06/15/02         100         105
                                                                ----------
  Transportation Equipment - 0.3%
  Aftermarket Technology Corp.,
                              12.000%    08/01/04          86          94
  Collins & Aikman Products Co.,
                              11.500%    04/15/06         200         220
                                                                ----------
                                                                      314
                                                                ----------
  ------------------------------------------------------------------------
  MINING & ENERGY - 0.8%
  Crude Petroleum & Natural Gas - 0.2%
  Ferrellgas Finance Corp., L.P.,
                              10.000%    08/01/01         200         206
                                                                ----------
  Oil & Gas Extraction - 0.6%
  Falcon Drilling Co., Inc.,
                               9.750%    01/15/01         200         204
  Gulf Canada Resources Ltd.:
                               9.250%    01/15/04         100         103
                               9.625%    07/01/05         100         105
  Nuevo Energy Co.,
                               9.500%    04/15/06         200         205
                                                                ----------
                                                                      617
                                                                ----------
  ------------------------------------------------------------------------
  RETAIL TRADE - 1.1%
  Building, Hardware & Garden Supply  - 0.3%
  ISP Holdings, Inc.,
                               9.750%    02/15/02         250         260
                                                                ----------
  Food Stores - 0.7%
  Pathmark Stores, Inc.,
                               9.625%    05/01/03         200         186
  Ralphs Grocery Co.,
                              10.450%    06/15/04         250         265
  Smiths Food & Drug,
                              11.250%    05/15/07         200         223
                                                                ----------
                                                                      674
                                                                ----------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.              PAR       VALUE
==========================================================================
  RETAIL TRADE - CONT.
  Miscellaneous Retail - 0.1%
  Finlay Fine Jewelry Corp.,
                              10.625%    05/01/03     $   100    $    104
                                                                ----------
  ------------------------------------------------------------------------
  SERVICES - 1.6%
  Amusement & Recreation - 0.2%
  E & S Holdings,
                              10.375%    10/01/06         250         258
                                                                ----------
  Business Services - 0.3%
  Pierce Leahy Corp.,
                              11.125%    07/15/06         250         271
                                                                ----------
  Hotels, Camps & Lodging - 0.8%
  Eldorado Resorts Corp.,
                              10.500%    08/15/06         250         263
  HMH Properties, Inc.,
                               9.500%    05/15/05         150         152
  Station Casinos, Inc.,
                              10.125%    03/15/06         150         147
  Wyndham Hotel Corp.,
                              10.500%    05/15/06         200         216
                                                                ----------
                                                                      778
                                                                ----------
  Private Households - 0.3%
  Allied Waste North America,
                              10.250%    12/(e)06         250         263
                                                                ----------
  ------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES - 3.6%
  Air Transportation - 0.5%
  Greenwich Air Services, Inc.,
                              10.500%    06/01/06         250         285
  U.S. Air, Inc.,
                              10.375%    03/01/13         200         210
                                                                ----------
                                                                      495
                                                                ----------
  Broadcasting - 0.4%
  Allbritton Communications Co.,
                              11.500%    08/15/04         100         105
  NWCG Holding Corp.,
                              (c)        06/15/99         175         150
  Young Broadcasting Corp.,
                              11.750%    11/15/04         100         108
                                                                ----------
                                                                      363
                                                                ----------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------

  Cable - 0.6%
  Bell Cablemedia, PLC,
  stepped coupon, (11.950% 07/15/99)
                              (f)        07/15/04 (d) $   150    $    133
  Cablevision Systems Corp.,
                              10.750%    04/01/04         100         103
  Marcus Cable Co., L.P.,
                              11.875%    10/01/05         250         261
  Videotron Holding, PLC,
    stepped coupon, (11.000% 08/15/00)
                              (f)        08/15/05 (d)     100          81
                                                                ----------
                                                                      578
                                                                ----------

  Communications - 0.7%
  Sprint Spectrum, L.P.,
    stepped coupon, (12.500% 08/15/99)
                              (f)        08/15/06         250         174
  Teleport Communications,
    stepped coupon, (11.125% 07/01/99)
                              (f)        07/01/07         250         172
  UNC, Inc.,
                              11.000%    06/01/06         300         345
                                                                ----------
                                                                      691
                                                                ----------

  Electric, Gas & Sanitary Services - 0.2%
  Mesa Operating Co.,
                              10.625%    07/01/06         200         218
                                                                ----------

  Electric Services - 0.1%
  California Energy Co., Inc.,
                               9.500%    09/15/06         100         104
                                                                ----------

  Gas Services - 0.5%
  California Energy Co., Inc.,
                               9.875%    06/30/03         250         262
  HS Resources, Inc.,
                               9.250%    11/15/06         250         245
                                                                ----------
                                                                      507
                                                                ----------

  Telecommunication - 0.6%
  Brooks Fiber Properties, Inc.,
    stepped coupon, (10.875% 03/01/01)
                              (f)        03/01/06         350         227
  MFS Communications Co., Inc.,
    stepped coupon, (9.375% 01/15/99)
                              (f)        01/15/04         200         183

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.               PAR      VALUE
==========================================================================
  TRANSPORTATION, COMMUNICATION,
  ELECTRIC, GAS & SANITARY SERVICES - CONT.
  Telecommunication - cont.
  PanAmSat Corp.,
    stepped coupon, (11.375% 08/01/98)
                                  (f)    08/01/03     $    200   $    190
                                                                ----------
                                                                      600
                                                                ----------
TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES (cost of $11,809)                                    12,102
                                                                ----------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 10.7%                      CURRENCY   PAR      VALUE
==========================================================================
  Argentina Global Bonds:
                            9.250%    02/23/01 (g)         455        471
                           11.000%    10/09/06 (g)         600        645
  Government of Finland Bonds,
                            7.250%    04/18/06     FM    5,000      1,029
  Government of Sweden,
                           10.250%    05/05/03     SK    5,500        826
  Kingdom of Denmark,
                            8.000%    05/15/03 (h) DK    6,620      1,118
  Mexican Brady Bonds,
                            6.250%    12/31/19 (i)         300        218
  Mexican Global Bonds:
                            9.750%    02/06/01 (i)         170        177
                           11.375%    09/15/16 (i)         750        790
  Republic of Poland (Brady),
   Past Due Interest, stepped coupon,
   (5.000%  10/27/98)       4.000%    10/27/14 (j)         500        406
  Republic of Venezuela Par Brady,
                            6.750%    03/31/20 (k)         300        218
  Spanish Government Bonds,
                           11.300%    01/15/02     SP  157,380      1,305
  United Kingdom,
                           10.000%    09/08/03     KB      835      1,538
  Victoria Treasury Corp.,
                           12.500%    10/15/03     A$      675        655
  Western Australia Treasury Corp.,
                           12.000%    08/01/01     A$    1,500      1,372
                                                                ----------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS (cost of $11,095)                                      10,768
                                                                ----------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.0%
==========================================================================
  U.S. Treasury Bonds:
                            8.750%    05/15/17 (h)    $ 4,663    $  5,512
                           11.625%    11/15/04 (h)        450         579
                                                                ----------
                                                                    6,091
                                                                ----------
  U.S. Treasury Note,
                           11.875%    11/15/03 (h)      2,266       2,884
                                                                ----------

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost of $9,192)                  8,975
                                                                ----------

TOTAL BONDS & NOTES (cost of $32,096)                              31,845
                                                                ----------

TOTAL INVESTMENTS - 82.9% (cost of $73,399) (l)                    83,008
                                                                ----------

SHORT-TERM OBLIGATIONS - 16.0%
==========================================================================
  Repurchase agreement with Chase Securities, Inc., dated
  04/30/97, due 05/01/97 at 5.340%, collateralized by U.S.
  Treasury notes with various maturities to 2016, market
  value $16,518 (repurchase proceeds $16,059)          16,057      16,057
                                                                ----------

FORWARD CURRENCY CONTRACTS - 0.0% (m)                                   3
==========================================================================

OTHER ASSETS & LIABILITIES, NET - 1.1%                              1,109
==========================================================================

NET ASSETS - 100.0%                                              $100,177
                                                                ==========
NOTES TO INVESTMENT PORTFOLIO:
==========================================================================
(a)  Rounds to less than one.
(b)  Non-income producing.
(c)  Zero coupon bond.
(d)  This is a British security. Par amount is stated in U.S. dollars.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, the value of these securities amounted to $519 or 0.5% of net assets.
(f) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(g)  These are Argentinean securities. Par amount is stated in U.S. dollars.
(h) These securities, or a portion thereof, with a total market value of $6,025 are being used to collateralize the forward currency exchange contracts shown below.
(i)  These are Mexican securities. Par amount is stated in U.S. dollars.
(j) This is a Polish security. Par amount is shown in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(k)  This is a Venezuelan security. Par amount is stated in U.S. dollars.
(l)  Cost for federal income tax purposes is the same.

                       Investment Portfolio/April 30, 1997
-------------------------------------------------------------------------------
(m) As of April 30, 1997, the Fund had entered into the following forward currency exchange contracts:

                                                          Net Unrealized
                                                           Appreciation
Contracts           In Exchange          Settlement       (Depreciation)
to Deliver              For                 Date             (U.S. $)
-------------------------------------------------------------------------------
A$       4         US$         3         05/01/1997          $    (a)
KB     725         US$     1,175         05/12/1997               (3)
DK   6,000         US$       916         05/20/1997                5
FF   6,000         US$     1,032         05/20/1997                2
SK   5,200         US$       674         05/21/1997               11
FM   4,030         US$       781         05/22/1997                4
A$   5,350         US$     4,161         05/27/1997              (16)
                                                            -----------
                                                             $     3
                                                            ===========

Summary of Securities
by Country/Currency                Country/Currency      Value     % of Total
-------------------------------------------------------------------------------
United States                                         $  62,334        75.1
United Kingdom                          UK/KB             3,489         4.2
Spain                                   Sp/SP             2,428         2.9
Australia                               Au/A$             2,219         2.7
Germany                                   G               1,449         1.8
Denmark                                 De/DK             1,305         1.6
Netherlands                               Ne              1,266         1.5
Mexico                                    Mx              1,262         1.5
Japan                                     Ja              1,259         1.5
Argentina                                                 1,116         1.3
Finland                                   FM              1,029         1.2
Sweden                                  Sw/SK               968         1.2
France                                    Fr                517         0.6
Canada                                    Ca                429         0.5
Switzerland                               Sz                425         0.5
Poland                                                      406         0.5
Italy                                     It                397         0.5
Venezuela                                                   218         0.3
Hong Kong                                 HK                142         0.2
Singapore                                 Si                119         0.1
Belgium                                   Be                 78         0.1
Norway                                    No                 73         0.1
Malaysia                                  Ma                 53         0.1
Philippines                               Ph                 27         0.0
                                                    -------------  -----------
                                                      $  83,008       100.0
                                                    =============  ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                                 Name
     -------                                 ----
       ADR                       American Depository Receipt
       PIK                             Payment-In-Kind
     PRIDES       Preferred Redeemable Increased Dividend Equity Securities

  See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                           APRIL 30, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $73,399)                             $    83,008
Short-term obligations                                               16,057
                                                               -------------
                                                                     99,065

Cash held in foreign banks (cost $2)             $        2
Receivable for:
  Interest                                              915
  Investments sold                                      652
  Fund shares sold                                      429
  Dividends                                              81
  Expense reimbursement due from Adviser                 13
  Foreign tax reclaims                                    7
Deferred organization expenses                           35
Unrealized appreciation on forward
  currency exchange contracts                             3
Other                                                     1           2,138
                                                ------------   -------------
    Total Assets                                                    101,203

LIABILITIES
Payable for:
  Investments purchased                                 654
  Fund shares repurchased                               370
Accrued:
  Deferred Trustees fees                                  1
Other                                                     1
                                                ------------
    Total Liabilities                                                  1,026
                                                               -------------
NET ASSETS                                                      $    100,177
                                                               =============

Net asset value & redemption price per share -
Class A ($36,321/2,796)                                         $      12.99
                                                               =============
Maximum offering price per share - Class A
($12.99/0.9525)                                                 $      13.64(a)
                                                               =============
Net asset value & offering price per share -
Class B ($58,935/4,542)                                         $      12.97(b)
                                                               =============
Net asset value & redemption price per share -
Class D ($4,921/379)                                            $      12.99(b)
                                                               =============
Maximum offering price per share - Class D
($12.99/0.9900)                                                 $      13.12
                                                               =============

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

(in thousands)

INVESTMENT INCOME
Interest                                                        $     1,621
Dividends                                                               345
                                                               -------------
    Total investment income (net of nonrebatable
    foreign taxes withheld at source which
    amounted to $15)                                                  1,966

EXPENSES
Management fee                                   $      297
Service fee                                             106
Distribution fee - Class A                               46
Distribution fee - Class B                              185
Distribution fee - Class D                               17
Transfer agent                                          137
Bookkeeping fee                                          20
Registration fee                                         21
Custodian fee                                             8
Audit fee                                                 9
Trustees fee                                              3
Reports to shareholders                                   4
Legal fee                                                 3
Amortization of deferred
 organization expenses                                    7
Other                                                     4
                                                ------------
                                                        867
Fees waived by the Adviser                              (46)            821
                                                ------------   -------------
    Net Investment Income                                             1,145
                                                               -------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                             262
Foreign currency transactions                           461
                                                ------------
    Net Realized Gain                                                   723
Net unrealized appreciation (depreciation) during
the period on:
Investments                                             766
Foreign currency transactions                            (8)
                                                ------------
    Net Unrealized Appreciation                                         758
                                                               -------------
       Net Gain                                                       1,481
                                                               -------------
Net Increase in Net Assets from Operations                      $     2,626
                                                               =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                              Six months ended  Year ended
(in thousands)                                    April 30      October 31
                                                ------------   -------------
INCREASE (DECREASE) IN NET ASSETS                  1997            1996
Operations:
Net investment income                            $    1,145     $     1,374
Net realized gain                                       723           1,399
Net unrealized appreciation                             758           3,841
                                                ------------   -------------
    Net Increase from Operations                      2,626           6,614
Distributions:
From net investment income - Class A                   (471)           (508)
From net realized gains - Class A                      (485)            (59)
From net investment income - Class B                   (650)           (650)
From net realized gains - Class B                      (783)            (69)
From net investment income - Class D                    (59)            (85)
From net realized gains - Class D                       (70)            (14)
                                                ------------   -------------
                                                        108           5,229
                                                ------------   -------------
Fund Share Transactions:
Receipts for shares sold - Class A                   11,776          13,772
Value of distributions reinvested - Class A             900             523
Cost of shares repurchased - Class A                 (1,974)         (7,076)
                                                ------------   -------------
                                                     10,702           7,219
                                                ------------   -------------
Receipts for shares sold - Class B                   20,593          25,817
Value of distributions reinvested - Class B           1,343             659
Cost of shares repurchased - Class B                 (3,141)         (7,446)
                                                ------------   -------------
                                                     18,795          19,030
                                                ------------   -------------
Receipts for shares sold - Class D                    1,859           1,940
Value of distributions reinvested - Class D             115              94
Cost of shares repurchased - Class D                   (601)         (3,107)
                                                ------------   -------------
                                                      1,373          (1,073)
                                                ------------   -------------
Net Increase from Fund
  Share Transactions                                 30,870          25,176
                                                ------------   -------------
      Total Increase                                 30,978          30,405

NET ASSETS
Beginning of period                                  69,199          38,794
                                                ------------   -------------
End of period (including undistributed
net investment income of $588 and $242,
respectively)                                    $  100,177     $    69,199
                                                ============   =============

Statement of Changes in Net Assets continued on following page.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                (Unaudited)
                                              Six months ended  Year ended
(in thousands)                                    April 30      October 31
                                                ------------   -------------
NUMBER OF FUND SHARES                               1997           1996

Sold - Class A                                          896           1,111
Issued for distributions reinvested - Class A            69              42
Repurchased - Class A                                  (150)           (575)
                                                ------------   -------------
                                                        815             578
                                                ------------   -------------
Sold - Class B                                        1,572           2,088
Issued for distributions reinvested - Class B           103              54
Repurchased - Class B                                  (240)           (605)
                                                ------------   -------------
                                                      1,435           1,537
                                                ------------   -------------
Sold - Class D                                          141             157
Issued for distributions reinvested - Class D             9               8
Repurchased - Class D                                   (46)           (248)
                                                ------------   -------------
                                                        104             (83)
                                                ------------   -------------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                           APRIL 30, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and a continuing distribution fee; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class D distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, net investment income per share data reflects the distribution fee applicable to each class.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class D shares.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------

Deferred organization expenses: The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $17,362 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $42,948 and $2,485, on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.30% for Class A and 0.75% for Class B and Class D, annually, of the average net assets attributable to Class A, Class B, and Class D shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.10% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations, were $38,919,470 and $13,532,756, respectively, of which $2,696,320 and none, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                                   $ 12,294,873
Gross unrealized depreciation                                     (2,685,723)
                                                               --------------
        Net unrealized appreciation                             $  9,609,150
                                                               ==============

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1997.

NOTE 6.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
At April 30, 1997, net assets consisted of:

Capital paid in                                                 $     89,639
Undistributed net investment income                                      588
Accumulated net realized gain                                            359
Net unrealized appreciation (depreciation) on:
  Investments                                                          9,609
  Foreign currency transactions                                          (18)
                                                               --------------
                                                                $    100,177
                                                               ==============

                               FINANCIAL HIGHLIGHT

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                (Unaudited)
                                                         Six months ended April 30
                                              ===============================================
                                                                   1997
                                               Class A            Class B            Class D
                                              ---------         ----------          ---------
Net asset value -
   Beginning of period                        $  12.910          $  12.890          $  12.910
                                              ---------         ----------          ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                      0.196              0.166              0.166
Net realized and
unrealized gain (b)                               0.320              0.322              0.323
                                              ---------         ----------          ---------
   Total from Investment
      Operations                                  0.516              0.488              0.489
                                              ---------         ----------          ---------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment income                       (0.203)            (0.175)            (0.176)
From net realized gains                          (0.233)            (0.233)            (0.233)
                                              ---------         ----------          ---------
   Total Distributions Declared
      to Shareholders                            (0.436)            (0.408)            (0.409)
                                              ---------         ----------          ---------
Net asset value -
  End of period                               $  12.990          $  12.970          $  12.990
                                              =========          =========          =========
Total return (c)(d)                                4.01%(e)           3.79%(e)           3.79%(e)
                                              =========          =========          =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(f)(g)        2.10%(f)(g)        2.10%(f)(g)
Net investment income                              2.99%(f)(g)        2.54%(f)(g)        2.54%(f)(g)
Fees and expenses waived
 or borne by the Adviser                           0.11%(f)(g)        0.11%(f)(g)        0.11%(f)(g)
Portfolio turnover                                   18%(e)             18%(e)             18%(e)
Average commission rate (h)                   $  0.0242          $  0.0242          $  0.0242
Net assets at end
of period (000)                               $  36,321          $  58,935          $   4,921

(a) Net of fees and expenses waived or
    borne by the Adviser which
    amounted to:                                 $0.007             $0.007             $0.007



                                                           Year ended October 31
                                              ===============================================
                                                                   1996
                                               Class A            Class B            Class D
                                              ---------         ----------          ---------
Net asset value -
   Beginning of period                        $  11.650          $  11.640          $  11.650
                                              ---------          ---------          ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                      0.369              0.314              0.314
Net realized and
unrealized gain (b)                               1.264              1.260              1.258
                                              ---------          ---------          ---------
   Total from Investment
      Operations                                  1.633              1.574              1.572
                                              ---------          ---------          ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.333)            (0.284)            (0.272)
From net realized gains                          (0.040)            (0.040)            (0.040)
                                              ---------          ---------          ---------
   Total Distributions Declared
      to Shareholders                            (0.373)            (0.324)            (0.312)
                                              ---------          ---------          ---------
Net asset value -
  End of period                               $  12.910          $  12.890          $  12.910
                                              =========          =========          =========
Total return (c)(d)                               14.24%             13.71%             13.68%
                                              =========          =========          =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(g)           2.10%(g)           2.10%(g)
Net investment income                              2.99%(g)           2.54%(g)           2.54%(g)
Fees and expenses waived
 or borne by the Adviser                           0.19%(g)           0.19%(g)           0.19%(g)
Portfolio turnover                                   59%                59%                59%
Average commission rate (h)                   $  0.0299          $  0.0299          $  0.0299
Net assets at end
of period (000)                               $  25,580          $  40,065          $   3,554

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                              $   0.023          $    0.023         $   0.023

(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                                     32 & 33

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended October 31
                                             =========================================
                                                                1995
                                              Class A          Class B        Class D
                                             ----------       ---------      ---------
Net asset value -
   Beginning of period                        $   9.910      $   9.900       $   9.900
                                              ---------      ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)(b)                                    0.325          0.277           0.277
Net realized and
unrealized gain(loss)(b)                          1.764          1.769           1.774
                                              ---------      ---------       ---------
   Total from Investment
      Operations                                  2.089          2.046           2.051
                                              ---------      ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
 income                                          (0.349)        (0.306)         (0.301)
                                              ---------      ---------       ---------

Net asset value -
  End of period                               $  11.650      $  11.640       $  11.650
                                              =========      =========       =========
Total return(d)(e)                                21.47%         21.00%          21.04%
                                              =========      =========       =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(g)       2.10%(g)        2.10%(g)
Net investment income                              3.05%(g)       2.60%(g)        2.60%(g)
Fees waived or borne
 by the Adviser                                    0.43%(g)       0.43%(g)        0.43%(g)
Portfolio turnover                                   49%            49%             49%
Net assets at end
of period(000)                                $  16,346      $  18,284       $   4,164

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                              $   0.042      $   0.042       $   0.042


                                                         Year ended October 31
                                             =========================================
                                                               1994(c)
                                               Class A        Class B         Class D
                                              ----------     ---------       ---------
Net asset value -
   Beginning of period                        $  10.000      $  10.000       $  10.000
                                              ---------      ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)(b)                                    0.035          0.029           0.029
Net realized and
unrealized gain(loss)(b)                         (0.125)        (0.129)         (0.129)
                                              ---------      ---------       ---------
   Total from Investment
      Operations                                 (0.090)        (0.100)         (0.100)
                                              ---------      ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
 income                                            --             --              --
                                              ---------      ---------       ---------

Net asset value -
  End of period                               $   9.910      $   9.900       $   9.900
                                              =========      =========       =========
Total return(d)(e)                                (0.90)%(f)     (1.00)%(f)      (1.00)%(f)
                                              =========      =========       =========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(h)       2.10%(h)        2.10%(h)
Net investment income                              3.01%(h)       2.56%(h)        2.56%(h)
Fees waived or borne
 by the Adviser                                    0.35%(h)       0.35%(h)        0.35%(h)
Portfolio turnover                                    0%(h)          0%(h)           0%(h)
Net assets at end
of period(000)                                $   6,394      $   6,332       $   2,231
(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to:                              $   0.004      $   0.004       $   0.004

(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on September 19, 1994.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.


                                     34 & 35

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

Easy Access to Your Money*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Colonial account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Colonial Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

By Telephone

Colonial Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information .............. press 1

For account information ................................................ press 2

To speak to a Colonial representative .................................. press 3

For yield and total return information ................................. press 4

For duplicate statements or new supply of checks ....................... press 5

To order duplicate tax forms and year-end statements ................... press 6
(February through May)

To review your options at any time during your call .................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

By Mail

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

Transaction Confirmations: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends).

This statement also provides year-to-date information.

Colonial Shareholder News: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Balanced Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Strategic Balanced Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Balanced Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO] Colonial
       Mutual Funds

       Mutual Funds for
       Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

            Colonial Investment Services, Inc., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            SB-03/663D-0497 M (6/97)

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